SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.
                                   3A Oak Road
                           Fairfield, New Jersey 07004




                                                   December 17, 1998



Mr. Marc E. Jaffe
c/o Electronic Licensing Organization
386 Park Avenue
New York, New York  10016

          Re:  Common Stock Subscription

Dear Mr. Jaffe:

          This letter sets forth your agreement with Software Publishing Corporation Holdings, Inc., a Delaware corporation (the "Company"), as follows:

          1. You agree that $22,500 of the $30,000 owed by the Company to you in respect of your compensation for 1998 shall be converted into an aggregate of 30,000 shares (the "Shares") of common stock, par value $.001 per share (the "Common Stock"), of the Company, effective as of the date hereof.

          2. The Company will pay to you the remaining $7,500 due to you with respect to your compensation for 1998 upon the Company raising more than $500,000 in a financing transaction.

          3. The Shares will be registered for resale in the Company's proposed registration statement on Form S-3 which is next filed with the Securities and Exchange Commission.

          4. You acknowledge that you are an accredited investor by virtue of your being an officer and director of the Company, and that you are purchasing the Common Stock for investment, and not with a view to distribution, and have no contacts, arrangements or understandings with respect to any disposition of the Shares.

          If the foregoing accurately sets forth our understanding, please sign where indicated below.

                                           Very truly yours,

                                           SOFTWARE PUBLISHING CORPORATION
                                                 HOLDINGS, INC.

                                           By:   /s/ Mark E. Leininger
                                               -----------------------------
                                                Mark E. Leininger, President


Accepted and agreed as of
the date first above written:


   /s/ Marc E. Jaffe
----------------------------
      Marc E. Jaffe